EXHIBIT 10.11

                     ALBANK Financial Corporation

              1992 STOCK INCENTIVE PLAN FOR KEY EMPLOYEES
         (As Amended and Restated Effective as of March 25, 1996)

1.  Purpose of the Plan

          The purpose of the ALBANK Financial Corporation (the "Company") 1992 Stock Incentive Plan (the "Plan") is to advance the interests of the Company and its shareholders by providing key employees of the Company and its affiliates, including Albany Savings Bank, F.S.B. (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with incentives and rewards to encourage them to continue in the employ of the Company and its affiliates and to perform in a superior manner.

2.  Definitions

          As used in the Plan, the following definitions apply to the terms indicated below:

          (a) "Affiliate" shall mean (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 4l4(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section l563(a) of the Code determined without regard to Section l563(a)(4) and (e)(3)(C).

          (b)  "Bank" shall mean Albany Savings Bank, F.S.B.

          (c) "Board of Directors" shall mean the Board of Directors of the Company.

          (d) "Cause" shall mean personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Bank or final cease and desist order.

          (e) "Change in Control" shall mean a Change in Control of the Bank or the Company of a nature that: (i) would be required to be reported or is reported in response to Item l of the current report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Sections l3 or l5(d) of the Exchange Act; or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act and the Rules and Regulations promulgated by the Office of Thrift Supervision or its predecessor agency, as in effect on the effective date of the Plan; or (iii) any "Person" (as the term is used in Sections l3(d) and l4(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the combined voting power of the Bank's or the Company's outstanding securities, except for any securities of the Bank purchased by the Company in connection with the Conversion of the Bank to the stock form of ownership and any securities purchased by the Bank's employee stock ownership plan and trust; or (iv) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (iv), considered as though he were a member of the Incumbent Board; or (v) a merger, consolidation or sale of all or substantially all of the assets of the Bank or the Company in which the Bank or the Company is not the surviving institution occurs and which the Incumbent Board does not approve of or consent to; or (vi) stockholder approval pursuant to a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, of a plan of reorganization, merger or consolidation of the Bank or the Company with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan of reorganization are exchanged or converted into cash or property or securities not issued by the Bank or the Company; or (vii) voting securities have been tendered and not withdrawn during the tender offer period pursuant to a tender offer for 20% or more of the voting securities of the Bank or the Company.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (g) "Committee" shall mean the committee that the Board of Directors shall appoint from time to time to administer the Plan.

          (h) "Common Stock" shall mean shares of the common stock, $.01 par value per share, of the Company.

          (i) "Company" shall mean ALBANK Financial Corporation, a Delaware corporation.

          (j) "Conversion" shall mean the conversion of the Bank from a mutual savings bank to a stock savings bank.

          (k) "Disability" shall mean any physical or mental impairment which qualifies a Participant for disability benefits under the Retirement Plan maintained by the Bank.

          (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m) the "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion. For purposes of the grant of Options in the Conversion of the Bank, Fair Market Value shall mean the initial public offering price of the Common Stock.

          (n) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR or share of Phantom Stock granted pursuant to the terms of the Plan.

          (o) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

          (p) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

          (q) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

          (r) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

          (s) "Participant" shall mean an employee of the Company or one of its Affiliates who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

          (t) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

          (u) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 10 hereof and subject to the terms and conditions contained therein.

          (v) "Plan" shall mean the ALBANK Financial Corporation l992 Stock Incentive Plan for Key Employees, as it may be amended from time to time.

          (w) "Retirement Plan" shall mean the Retirement Plan of Albany Savings Bank, F.S.B. In RSI Retirement Trust.

          (x) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

          (y) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

          (z) "Vesting Date" shall mean the date established by the Committee on which a share of Phantom Stock may vest.

3.  Stock Subject to the Plan

          Under the Plan, the Committee may grant to Participants (a) Options, (b) LSARs, (c) Tandem SARs, (d) Stand-Alone SARs and (e) shares of Phantom Stock.

          Subject to adjustment as provided in Section 11 hereof, the Committee may grant Options, Stand-Alone SARs, and shares of Phantom Stock under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 1,674,500 shares. The grant of an LSAR or Tandem SAR shall not reduce the number of shares of Common Stock with respect to which Options, Stand-Alone SARs or shares of Phantom Stock may be granted pursuant to the Plan.

          To the extent Incentive Awards granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan. To the extent that Options together with any related rights granted under the Plan terminate, expire or are cancelled without having been exercised, or, in the case of LSARs, Stand-Alone SARs or Tandem SARs exercised for cash, new Incentive Awards may be made with respect to the shares covered thereby. In the event that any shares of Phantom Stock, are forfeited or cancelled for any reason, such shares shall again be available for grants under the Plan.

          Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

          No Participant in the Plan may be granted Options, Stand-Alone SARs and shares of Phantom Stock on and after December 18, 1995, with respect to more than an aggregate of 320,000 shares of Common Stock. To the extent that Options together with any related rights granted under the Plan, Stand-Alone SARs and shares of Phantom Stock terminate, expire or are cancelled or forfeited without having been exercised, the shares underlying such Incentive Awards shall continue to count against the maximum aggregate number of shares of Common Stock with respect to which Options, Stand-Alone SARs and shares of Phantom Stock may be granted to a Participant on and after December 18, 1995.

4.  Administration of the Plan

          The Plan shall be administered by the Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule l6b-3 promulgated under Section l6 of the Exchange Act. The Committee shall from time to time designate the key employees of the Company or its Affiliates who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

          The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

          The Committee may, in its absolute discretion (a) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable and (b) accelerate the Vesting Date or waive any condition imposed pursuant to Section 10 hereof with respect to any share of Phantom Stock granted under the Plan.

          In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding
Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this
Section 4 shall not count against the limits set forth in such Section
3.

          Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

          No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company or its Affiliates to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.  Eligibility

          The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such key employees of the Company or its Affiliates who are largely responsible for the management, growth and protection of the business of the Company or its Affiliates. Directors who are not employees or officers of the Company or its Affiliates shall not be eligible to receive Incentive Awards under the Plan.

6.  Options

          The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

          (a) Identification of Options

          All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

          (b) Exercise Price

          The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted, which may be equal to, less than or greater than the Fair Market Value of a share of Common Stock on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law; and provided, further, that the exercise price of Options granted in the Conversion shall be the initial public offering price of the Common Stock of the Company in connection with the Conversion. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

          (c)  Term and Exercise of Options

          (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs, marked with any notations deemed appropriate by the Committee, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or
(ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          (4) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

          (d)  Limitations on Grant of Incentive Stock Options

          (1) The aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate (or any "subsidiary corporation" of the Company as such term is defined in
Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 426 of the Code), unless
(i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          (e)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month (except as provided in the following sentence) after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term. In the event termination of employment is as a result of normal retirement (as defined in the Retirement Plan), Options exercisable at the time of such termination shall remain exercisable until the expiration of twelve months after such termination, on which date they shall expire provided, however, that any Options exercised more than three months following the date of normal retirement shall not be eligible for treatment as Incentive Stock Option.

          (2) In the event that the employment of a Participant with the Company shall terminate on account of Disability or death of the Participant, all Options granted to such Participant, whether or not they were exercisable at the time of such termination, shall become fully and immediately exercisable and shall remain exercisable until the expiration of one year after such termination, on which date they shall expire; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

         (f)  Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.  Limited Stock Appreciation Rights

          The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. An LSAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

          (a)  Benefit Upon Exercise

          (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (b)  Term and Exercise of LSARs

          (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six-month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

          (2) The exercise of an LSAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Common Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

          (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option, marked with any notations deemed appropriate by the Committee, shall be returned to the Participant exercising such LSAR together with the payment described in Section 7(a)(1) or (2) hereof, as applicable.

          (4) During the lifetime of a Participant, each LSAR granted to him shall be exercisable only by him. No LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option.

          (5) An LSAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of shares of Common Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8.  Tandem Stock Appreciate Rights

          The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

          (a)  Benefit Upon Exercise

          The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (b)  Term and Exercise of Tandem SAR

          (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Section 8(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

          (2) Notwithstanding the first sentence of Section 8(b)(1) hereof, the Committee may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem SAR is granted is, in the determination of the Committee, subject to Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Committee, to be subject to such
Section 16(b).

          (3) The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (3)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Common Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be cancelled in the order in which they became exercisable.

          (4) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option, marked with any notations deemed appropriate by the Committee, shall be returned to the Participant exercising such Tandem SAR together with the payment described in
Section 8(a) hereof.

          (5) During the lifetime of a Participant, each Tandem SAR granted to him shall be exercisable only by him. No Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option.

          (6) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9.  Stand-Alone Stock Appreciation Rights

          The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

          (a)  Exercise Price

          The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

          (b)  Benefit Upon Exercise

          (l) The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the exercise price of the Stand-Alone SAR.

          (2) The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with such Change in Control and (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be paid as soon as practical, but in no event later than five business days, after the effective date of the exercise.

          (c)  Term and Exercise of Stand-Alone SARs

          (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR, marked with any notation deemed appropriate by the Committee, shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b)(l) or (2) hereof.

          (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

          (4) During the lifetime of a Participant, each Stand-Alone SAR granted to him shall be exercisable only by him. No Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          (d)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month (twelve months in the case of normal retirement as such term is defined in the Retirement Plan) after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

          (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant all Stand-Alone SARs granted to such Participant, whether or not they were exercisable at the time of such termination, shall become fully and immediately exercisable and shall remain exercisable until the expiration of one year after such termination, on which date they shall expire; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

          (3) In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the date of such termination.

          (e)  Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.  Phantom Stock

          The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

          (a)  Vesting Date

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares; provided, that the Vesting Date shall be at least six months after the date of grant of shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 10(c) hereof are satisfied, and except as provided in Section 10(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

          (b)  Benefit Upon Vesting

          Upon the vesting of a share of Phantom Stock, a Participant shall receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

          (c)  Conditions to Vesting

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

          (d)  Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(c). Such proportion may be equal to zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (e)  Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been cancelled or forfeited pursuant to any provision hereof, shall immediately vest.

11.  Adjustment Upon Changes in Common Stock

          (a)  Shares Available for Grants

          In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options, Stand-Alone SARs and shares of Phantom Stock shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options, Stand-Alone SARs and shares of Phantom Stock may be granted as the Committee may deem appropriate.

          (b)  Outstanding Phantom Stock

          The Committee may, in its absolute discretion, adjust any grant of shares of Phantom Stock to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

          (c)  Outstanding Options, LSARs, Tandem SARs and
               Stand-Alone SARs--Increase or Decrease in
               Issued Shares Without Consideration

          Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per share of Common Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

          (d)  Outstanding Options, LSARs, Tandem SARs and
               Stand-Alone SARs--Certain Mergers

          Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

          (e)  Outstanding Options, LSARs, Tandem SARs and
               Stand-Alone SARs--Certain Other Transactions

          In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

               (A) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR and Tandem-SAR related thereto) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Common Stock subject to such Option or Stand-
          Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR; or

               (B) provide for the exchange of each Option (including any related LSAR or Tandem SAR) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

          (f)  Outstanding Options, LSARs, Tandem SARs and
               Stand-Alone SARs--Other Changes

In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 11(c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights.

          (g)  No Other Rights

          Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

12.  Rights as a Stockholder

          No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.  No Special Employment Rights; No Right to Incentive Award

          Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

          No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.  Withholding Taxes

          (a)  Cash Remittance

          Whenever shares of Common Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

          (b)  Stock Remittance

          Subject to subsection (d) hereof, at the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, in lieu of the remittance required by Section 14(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

          (c)  Stock Withholding

          Subject to subsection (d) hereof, at the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 14(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

          (d)  Timing and Method of Elections

          Notwithstanding any other provisions of the Plan, a Participant who is subject to Section 16(b) of the Exchange Act may not make either of the elections described in Sections 14(b) and (c) hereof prior to the expiration of six months after the date on which the applicable Option was granted, except in the event of the death or Disability of the Participant. A Participant who is subject to Section 16(b) of the Exchange Act may not make such elections other than (i) during the 10-day window period beginning on the third business day following the date of release for publication of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date or (ii) at least six months prior to the date as of which the income attributable to the exercise of such Option is recognized under the Code, provided, however, that no election may be made during the l0-day window period provided for in (i) until the Company has been subject to the reporting requirements of the Exchange Act for at least one year prior to the withholding. Such elections shall be irrevocable and shall be made by the delivery to the Company's principal office, to the attention of its Secretary, of a written notice signed by the Participant.

15.  Amendment of the Plan

          The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued under the Plan,
(ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

16.  No Obligation to Exercise

          The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

17.  Transfers Upon Death

          Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

          Except as provided for in this Section 17, no Incentive Award under the Plan shall be transferable and may only be exercised during a Participant's lifetime by the Participant.

18.  Expenses and Receipts

          The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

l9.  Failure to Comply

          In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

20.  Effective Date of Plan

          The Plan became effective upon the consummation of the conversion of Albany Savings Bank from the mutual to capital stock form of ownership (the "Effective Date") on April 1, 1992. The Plan shall be presented to shareholders for ratification for purposes of: (i) obtaining favorable treatment under Section l6(b) of the Exchange Act;
(ii) obtaining preferential tax treatment for Incentive Stock Options; and (iii) maintaining a listing on the NASDAQ National Market System. The failure to obtain shareholder ratification will not effect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

21.  Termination of the Plan.

          The right to grant Awards under the Plan will terminate ten
(l0) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Awards.

22.  Applicable Law.

          The Plan will be administered in accordance with the laws of the State of New York.